Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	ATHERSYS, INC / NEW
Entity Central Index Key	0001368148
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 8,785	$ 2,105
Available-for-sale securities	3,999	13,076
Accounts receivable	689	2,328
Receivable from Angiotech		106
Prepaid clinical trial costs	629
Prepaid expenses and other	304	329
Total current assets	14,406	17,944
Equipment, net	1,267	955
Other assets	28	207
Total assets	15,701	19,106
Current liabilities:
Accounts payable	2,301	1,498
Accrued compensation and related benefits	444	580
Accrued clinical trial costs	872	207
Accrued expenses	663	1,012
Deferred revenue	3,140	5,541
Total current liabilities	7,420	8,838
Deferred revenue		1,263
Warrant liability	983
Stockholders' equity:
Preferred stock, at stated value; 10,000,000 shares authorized, and no shares issued and outstanding at December 31, 2011 and December 31, 2010
Common stock, $0.001 par value; 100,000,000 shares authorized, 24,487,260 and 18,930,678 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	24	19
Additional paid-in capital	226,206	214,174
Accumulated other comprehensive income	28	26
Accumulated deficit	(218,960)	(205,214)
Total stockholders' equity	7,298	9,005
Total liabilities and stockholders' equity	$ 15,701	$ 19,106

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Preferred stock, shares authorized	10,000,000	10,000,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	24,487,260	18,930,678
Common stock, shares outstanding	24,487,260	18,930,678

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Contract revenue	$ 9,015	$ 6,685	$ 1,079
Grant revenue	1,329	2,254	1,080
Total revenues	10,344	8,939	2,159
Costs and expenses
Research and development (including stock compensation expense of $205, $545 and $1,296 in 2011, 2010 and 2009, respectively)	18,930	14,779	11,920
General and administrative (including stock compensation expense of $347, $921 and $1,512 in 2011, 2010 and 2009, respectively)	4,916	5,387	5,621
Depreciation	278	284	233
Total costs and expenses	24,124	20,450	17,774
Loss from operations	(13,780)	(11,511)	(15,615)
Other expense, net	(51)	(69)	(126)
Interest income	85	203	375
Net loss	$ (13,746)	$ (11,377)	$ (15,366)
Basic and diluted net loss per common share	$ (0.59)	$ (0.6)	$ (0.81)
Weighted average shares outstanding, basic and diluted	23,239,019	18,929,749	18,928,379

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Research and development
Stock compensation expense	$ 205	$ 545	$ 1,296
General and administrative
Stock compensation expense	$ 347	$ 921	$ 1,512

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data, unless otherwise specified	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit
Balance at Dec. 31, 2008	$ 31,563	$ 0	$ 19	$ 209,895	$ 120	$ (178,471)
Common stock, shares at Dec. 31, 2008			18,927,988
Preferred stock, shares at Dec. 31, 2008		0
Stock based compensation	2,808			2,808
Issuance of common stock	1			1
Issuance of common stock, Shares			1,345
Comprehensive loss:
Net loss	(15,366)					(15,366)
Unrealized gain/loss on available-for-sale securities	(49)				(49)
Total comprehensive loss	(15,415)
Balance at Dec. 31, 2009	18,957	0	19	212,704	71	(193,837)
Common stock, shares at Dec. 31, 2009			18,929,333
Preferred stock, shares at Dec. 31, 2009		0
Stock based compensation	1,466			1,466
Issuance of common stock	4			4
Issuance of common stock, Shares			1,345
Comprehensive loss:
Net loss	(11,377)					(11,377)
Unrealized gain/loss on available-for-sale securities	(45)				(45)
Total comprehensive loss	(11,422)
Balance at Dec. 31, 2010	9,005	0	19	214,174	26	(205,214)
Common stock, shares at Dec. 31, 2010	18,930,678		18,930,678
Preferred stock, shares at Dec. 31, 2010		0
Stock based compensation	552			552
Issuance of common stock	11,485		5	11,480
Issuance of common stock, Shares			5,556,582
Comprehensive loss:
Net loss	(13,746)					(13,746)
Unrealized gain/loss on available-for-sale securities	2				2
Total comprehensive loss	(13,744)
Balance at Dec. 31, 2011	$ 7,298	$ 0	$ 24	$ 226,206	$ 28	$ (218,960)
Common stock, shares at Dec. 31, 2011	24,487,260		24,487,260
Preferred stock, shares at Dec. 31, 2011		0

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net loss	$ (13,746)	$ (11,377)	$ (15,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	278	284	233
Gain on sale of equipment			(21)
Realized gain on available-for-sale securities	(55)
Stock-based compensation	552	1,466	2,808
Issuance of common stock to former lenders	683
Change in fair value of warrant liability	(812)
Amortization of premium on available-for-sale securities and other	58	225	305
Changes in operating assets and liabilities:
Accounts receivable	1,639	(1,976)	(92)
Receivable from Angiotech	106	123	5
Prepaid expenses and other assets	(511)	(63)	449
Accounts payable and accrued expenses	983	562	479
Deferred revenue	(3,664)	165	6,581
Net cash used in operating activities	(14,489)	(10,591)	(4,619)
Investing activities
Purchase of available-for-sale securities	(12,508)	(8,834)	(11,692)
Proceeds from maturities of available-for-sale securities	21,672	10,753	15,300
Investment in privately-held company			(14)
Proceeds from sale of equipment			21
Purchases of equipment	(590)	(390)	(381)
Net cash provided by investing activities	8,574	1,529	3,234
Financing activities
Proceeds from issuance of common stock and warrants, net	12,595
Net cash provided by financing activities	12,595
Increase (decrease) in cash and cash equivalents	6,680	(9,062)	(1,385)
Cash and cash equivalents at beginning of year	2,105	11,167	12,552
Cash and cash equivalents at end of year	$ 8,785	$ 2,105	$ 11,167

Background	12 Months Ended
Dec. 31, 2011
Background/Collaborations and Revenue Recognition [Abstract]
Background

A. Background

We are an international biopharmaceutical company that is focused in the field of regenerative medicine. We have established a portfolio of therapeutic product development programs to address significant unmet medical needs in multiple areas. Our current clinical development programs are focused on treating cardiovascular disease, neurological conditions, inflammatory & immune disorders, and other conditions. Operations consist primarily of research and product development activities in one business segment.

Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Accounting Policies

B. Accounting Policies

Principles of Consolidation

The consolidated financial statements include our accounts and results of operations and those of our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Investments in joint ventures are accounted for using the equity method when we do not control the investee, but have the ability to exercise significant influence over the investee’s operations and financial policies.

Revenue Recognition

Our license and collaboration agreements may contain multiple elements, including license and technology access fees, research and development funding, manufacturing revenue, cost-sharing, milestones and royalties. The deliverables under such an arrangement are evaluated under Accounting Standards Codification (“ASC”) 605-25, Multiple-Element Arrangements. Effective January 1, 2011, we adopted ASU 2009-13, Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”), which amended the guidance in ASC 605-25 on the accounting for arrangements involving the delivery of more than one element. Pursuant to the new standard, each required deliverable is evaluated to determine whether it qualifies as a separate unit of accounting based on whether the deliverable has “stand–alone value” to the customer. The arrangement’s consideration that is fixed or determinable is then allocated to each separate unit of accounting based on the relative selling price of each deliverable. In general, the consideration allocated to each unit of accounting is recognized as the related goods or services are delivered, limited to the consideration that is not contingent upon future deliverables.

We adopted this new accounting standard on a prospective basis for agreements containing multiple elements entered into on or after January 1, 2011, and for any agreements entered into prior to January 1, 2011, but materially modified on or after that date.

The primary impact of adopting the new standard is expected to be the earlier recognition of revenue for multiple element arrangements. The adoption of ASU 2009-13 did not have a material impact on our consolidated results of operations for the year ended December 31, 2011, or on our financial position as of December 31, 2011. The impact of adopting this new accounting standard is dependent on the terms and conditions of any future arrangements that we may enter into that include multiple elements and arrangements entered into prior to January 1, 2011 that are materially modified. Depending on the terms of any such arrangements, the adoption of this accounting standard may have a material impact on our consolidated results of operations or financial position as it may have the potential effect of less revenue deferral for new collaborations than we have historically experienced. We recognized revenue of $7.9 million for the year ended December 31, 2011 and deferred revenue of $3.0 million as of December 31, 2011 pertaining to collaborations which were entered into prior to our adoption of ASU 2009-13 and which were not modified on or after January 1, 2011. The performance period for our multiple elements arrangements will conclude by mid-2012.

For agreements entered into prior to January 1, 2011 and not materially modified thereafter, we continue to apply our prior accounting policy with respect to such arrangements. Under this policy, the deliverables under the arrangement are evaluated to assess whether they have standalone value and objective and reliable evidence of fair value, and if so, are accounted for as a single unit. We then recognize revenue for each unit based on the culmination of the earnings process under ASC 605-S25, issued as Staff Accounting Bulletin (“SAB”) Topic 13, and our estimated performance period for the single units of accounting based on the specific terms of each collaborative agreement. We subsequently adjust the estimated performance periods, if appropriate, on a prospective basis based upon available facts and circumstances. Future changes in estimates of the performance period may materially impact the timing of future revenue recognized. Amounts received prior to satisfying the revenue recognition criteria for contract revenues are recorded as deferred revenue in the accompanying balance sheets. Reimbursement amounts (other than those accounted for using collaboration accounting) paid to us are recorded on a gross basis in the statements of operations as contract revenues.

Effective January 1, 2011, we adopted ASU 2010 – 17, Revenue Recognition — Milestone Method. The adoption of the new standard did not have a material impact on our consolidated results of operations for the year ended December 31, 2011 or on our financial position as of December 31, 2011 as we had been recognizing revenue from at-risk, performance milestones that are substantive in the period that the milestone is achieved, as defined in the respective contracts.

Also included in contract revenue are license fees received from Bristol-Myers Squibb, which are specifically set forth in the license and collaboration agreement as amounts due to us based on our completion of certain tasks (e.g., delivery and acceptance of a cell line) and development milestones (e.g., clinical trial phases), and as such, are not based on estimates that are susceptible to change. Such amounts are invoiced and recorded as revenue as tasks are completed and as milestones are achieved.

Similarly, grant revenue consists of funding under cost reimbursement programs primarily from federal and state sources for qualified research and development activities performed by us, and as such, are not based on estimates that are susceptible to change. Such amounts are invoiced (unless prepaid) and recorded as revenue as tasks are completed. Included in 2010 grant revenues is a grant of $733,000 received from the Internal Revenue Service under section 48D of the Internal Revenue Code for qualifying therapeutic discovery investments that have been incurred.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are primarily invested in money market funds and commercial paper. The carrying amount of our cash equivalents approximates fair value due to the short maturity of the investments.

Research and Development

Research and development expenditures, which consist primarily of costs associated with external clinical and preclinical study fees, manufacturing costs, salaries and related personnel costs, legal expenses resulting from intellectual property application processes, and laboratory supply and reagent costs, including direct and allocated overhead expenses, are charged to expense as incurred.

Collaborative Arrangements

Collaborative arrangements that involve cost or future profit sharing are reviewed to determine the nature of the arrangement and the nature of the collaborative parties’ businesses. The arrangements are also reviewed to determine if one party has sole or primary responsibility for an activity, or whether the parties have shared responsibility for the activity. If responsibility for an activity is shared and there is no principal party, then the related costs of that activity are recognized by us on a net basis in the statement of operations (e.g., total cost less reimbursement from collaborator). If we are deemed to be the principal party for an activity, then the costs and revenues associated with that activity are recognized on a gross basis in the statement of operations. The accounting may be susceptible to change if the nature of a collaborator’s business changes. Our only collaboration accounted for on a net basis was our cost-sharing collaboration with Angiotech Pharmaceuticals, Inc. (“Angiotech”), which was terminated in 2011.

Clinical Trial Costs

Clinical trial costs are accrued based on work performed by outside contractors, who manage and perform the trials. We obtain initial estimates of total costs based on enrollment of subjects, project management estimates and other activities. Actual costs are typically charged to us and recognized as the tasks are completed by the contractor, and if we are invoiced based on progress payments as opposed to actual costs, we develop estimates of work completed to date. Accrued clinical trial costs may be subject to revisions as clinical trials progress, and any revisions are recorded in the period in which the facts that give rise to the revisions become known.

Royalties

We may be required to make future royalty payments to certain parties based on product sales under license agreements. We did not pay any royalties during the three-year period ended December 31, 2011.

Investments in Available-for-Sale Securities

We determine the appropriate classification of investment securities at the time of purchase and re-evaluate such designation as of each balance sheet date. Our investments typically consist of United States government obligations and corporate debt securities, which are classified as available-for-sale and are valued based on quoted prices in active markets for identical assets (Level 1). Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of applicable tax, reported as a component of accumulated other comprehensive income. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization or accretion is included in interest income. Realized gains and losses on available-for-sale securities are included in interest income. The cost of securities sold is based on the specific identification method. Interest earned on securities classified as available-for-sale is included in interest income. None of our financial assets are in markets that are not active.

Long-Lived Assets

Equipment is stated at acquired cost less accumulated depreciation. Laboratory and office equipment are depreciated on the straight-line basis over the estimated useful lives (three to ten years). Leasehold improvements are amortized over the shorter of the lease term or estimated useful life.

Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the asset or related group of assets may not be recoverable. If the expected future undiscounted cash flows are less than the carrying amount of the asset, an impairment loss is recognized at that time. Measurement of impairment may be based upon appraisal, market value of similar assets or discounted cash flows.

Patent Costs and Rights

Costs of prosecuting and maintaining patents and patent rights are expensed as incurred. As of December 31, 2011, we have filed for broad intellectual property protection on our proprietary technologies. We currently have numerous United States patent applications and corresponding international patent applications related to our technologies, as well as many issued United States and international patents.

Comprehensive Income (Loss)

Unrealized gains and losses on our available-for-sale securities are the only components of accumulated other comprehensive income. Total comprehensive income or loss is disclosed in the consolidated statement of stockholders’ equity.

Concentration of Credit Risk

Accounts receivable are subject to concentration of credit risk due to the absence of a large number of customers. At December 31, 2011, one customer accounted for 68% of accounts receivable. We do not require collateral from our customers.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Stock-Based Compensation

We recognize stock-based compensation expense on the straight-line method and use a Black-Scholes option-pricing model to estimate the fair value of option awards. The expected term of options granted represent the period of time that option grants are expected to be outstanding. We use the “simplified” method to calculate the expected life of option grants given our limited history of exercise activity and beginning in 2010, determine volatility by using our historical stock volatility. Prior to 2010, we determined volatility by using the historical stock volatility of other companies with similar characteristics since we did not have meaningful historical volatility of our own stock at that time. The fair value of our restricted stock units are equal to the closing price of our common stock on the date of grant and is expensed over the vesting period on a straight-line basis. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. If actual forfeitures vary from the estimate, we recognize the difference in compensation expense in the period the actual forfeitures occur or when options vest.

All of the aforementioned estimates and assumptions are evaluated on a quarterly basis and may change as facts and circumstances warrant. Changes in these assumptions can materially affect the estimate of the fair value of our share-based payments and the related amount recognized in our financial statements.

The following weighted-average input assumptions were used in determining the fair value of the Company’s stock-based compensation awards:

	September 30,	September 30,	September 30,
	December 31,
	2011	2010	2009

Volatility	125.7%	119.5%	89.5%
Risk-free interest rate	1.5%	1.0%	2.4%
Expected life of option	5.96 years	4.09 years	5.01 years
Expected dividend yield	0.0%	0.0%	0.0%

Income Taxes

Deferred tax liabilities and assets are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the tax rate and laws currently in effect. We evaluate our deferred income taxes to determine if a valuation allowance should be established against the deferred tax assets or if the valuation allowance should be reduced based on consideration of all available evidence, both positive and negative, using a “more likely than not” standard.

We had no liability for uncertain income tax positions as of December 31, 2011 and 2010. Our policy is to recognize potential accrued interest and penalties related to the liability for uncertain tax benefits, if applicable, in income tax expense. Net operating loss and credit carryforwards since inception remain open to examination by taxing authorities, and will for a period post utilization.

Net Loss per Share

Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. We have outstanding options and warrants that are not used in the calculation of diluted net loss per share because to do so would be anti-dilutive. The following instruments were excluded from the calculation of diluted net loss per share because their effects would be anti-dilutive:

•	Outstanding stock options and restricted stock units to purchase 4,538,901, 4,308,013 and 4,001,149 shares of common stock for the years ended December 31, 2011, 2010 and 2009, respectively; and

•	Warrants to purchase 6,435,496, 5,125,496, and 5,125,496 shares of common stock for the years ended December 31, 2011, 2010 and 2009, respectively.

Reclassifications

Certain prior year amounts have been reclassified to conform with current year presentations.

Recently Issued Accounting Standards Not Yet Adopted at December 31, 2011

In May 2011, the Financial Accounting Standards Board (“FASB) issued changes to fair value measurement. This change clarifies the concepts related to highest and best use and valuation premise, blockage factors and other premiums and discounts, the fair value measurement of financial instruments held in a portfolio and of those instruments classified as a component of shareholders’ equity. The guidance includes enhanced disclosure requirements about recurring Level 3 fair value measurements, the use of nonfinancial assets, and the level in the fair value hierarchy of assets and liabilities not recorded at fair value. The provisions are effective prospectively for interim and annual periods beginning on or after December 15, 2011. Early application is prohibited. This requires changes in presentation only and we do not expect it will have a material impact on its consolidated financial statements.

In June 2011, the FASB issued changes to the presentation of comprehensive income. These changes give an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements; the option to present components of other comprehensive income as part of the statement of changes in shareholders’ equity was eliminated. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Additionally, no changes were made to the calculation and presentation of earnings per share. These changes become effective for the Company on January 1, 2012. Management is currently evaluating these changes to determine which option will be chosen for the presentation of comprehensive income. Other than the change in presentation, management has determined these changes will not have an impact on the consolidated financial statements.

Equipment	12 Months Ended
Dec. 31, 2011
Equipment [Abstract]
Equipment

C. Equipment

	September 30,	September 30,
	December 31,
	2011	2010
Equipment consists of (in thousands):
Laboratory equipment	$6,430	$5,915
Office equipment and leasehold improvements	3,806	3,731

	10,236	9,646
Accumulated depreciation	(8,969)	(8,691)

	$1,267	$955

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

D. Financial Instruments

Investments in Available-for-Sale Securities

Our available-for-sale securities typically include United States government obligations and corporate debt securities. As of December 31, 2011, all of our investments were in United States government obligations, including government-backed agencies.

The following is a summary of available-for-sale securities (in thousands) at December 31, 2011 and 2010, respectively:

	September 30,	September 30,	September 30,	September 30,
	Amortized Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
December 31, 2011:
United States government obligations, including government-backed agencies	$3,999	$—	$—	$3,999

December 31, 2010:
United States government obligations, including government-backed agencies	$11,034	$—	$23	$11,057
Corporate debt securities	2,016	—	3	2,019

	$13,050	$—	$26	$13,076

We had $55,000 in realized gains during the year ended December 31, 2011 and no realized losses on the sale of available-for-sale securities for any of the periods presented. Unrealized gains and losses on our available-for-sale securities are excluded from earnings and are reported as a separate component of stockholders’ equity within accumulated other comprehensive income until realized. When available-for-sale securities are sold in the future, the cost of the securities will be specifically identified and used to determine any realized gain or loss. The net unrealized gain on available-for-sale securities was $0 and $26,000 as of December 31, 2011 and 2010, respectively.

The amortized cost of and estimated fair value of available-for-sale securities at December 31, 2011 by contractual maturity are shown below (in thousands). Actual maturities may differ from contractual maturities because the issuers of the securities may have the right to repay the obligations without prepayment penalties.

	September 30,	September 30,
	December 31, 2011
	Amortized Cost	Estimated Fair Value
Due in one year or less	$3,999	$3,999

Fair Value Measurements

We classify the inputs used to measure fair value into the following hierarchy:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

Level 3	Unobservable inputs for the asset or liability.

The following table provides a summary of the financial assets and liabilities measured at fair value on a recurring basis as follows: (in thousands):

	September 30,	September 30,	September 30,	September 30,
		Fair Value Measurements at December 31, 2011 Using
Description	Balance as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Available-for-sale securities	$3,999	$3,999	$—	$—
Warrant liability	$983	$—	$—	$983

		Fair Value Measurements at December 31, 2010 Using
Description	Balance as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Available-for-sale securities	$13,076	$13,076	$—	$—

We review and reassess the fair value hierarchy classifications on a quarterly basis. Changes from one quarter to the next related to the observability of inputs in a fair value measurement may result in a reclassification between fair value hierarchy levels. There were no reclassifications for all periods presented.

Fair value is based upon quoted market prices in active markets for our level 1 investments. The estimated fair value of warrants accounted for as liabilities, representing a level 3 fair value measure, was determined on the issuance date and subsequently adjusted to its fair value at each financial reporting date with a corresponding entry to the statement of operations. The fair value of the warrants is estimated using the expected volatility based on the historical volatilities of comparable companies from a representative peer group selected based on industry and market capitalization, using a Black-Scholes valuation model with the following inputs at December 31, 2011:

September 30,
Exercise price	$3.55
Market value of stock at end of period	$1.73
Expected volatility	79.6%
Risk-free interest rate	0.83%
Expected life (in years)	4.09

A roll-forward of fair value measurements using significant unobservable inputs (Level 3) for the warrants is as follows (in thousands):

September 30,
Year ended December 31, 2011
Balance January 1, 2011	$0
Issuance of warrants February 2011	1,795
Gain included in other expense, net for the period	(812)

Balance December 31, 2011	$983

Financing Arrangements

We lease office and laboratory space under an operating lease. The lease began in 2000 and currently expires in March 2013, and we expect to extend the lease option periods. Our rent is $267,000 per year and our rental rate has not changed since the lease inception in 2000. Also, we lease office and laboratory space for our Belgian subsidiary, which includes options to renew annually through December 2014, subject to adjustments based on an inflationary index, and the lease included an option to expand that was exercised in 2009. We executed an option to renew this lease through December 31, 2012. Our annual rent in Belgium was $93,000 in 2011.

Aggregate rent expense was approximately $397,000, $387,000 and $337,000 in 2011, 2010 and 2009, respectively. The future annual minimum lease commitments at December 31, 2011 are approximately $384,000 for 2012 and $72,000 for 2013.

Our former lenders retain a right to receive remaining milestone payments up to $1.3 million as of December 31, 2011 (from an original amount of $2.25 million) upon the occurrence of certain events as follows: (1) the entire amount upon (a) the merger with or into another entity where our stockholders do not hold at least a majority of the voting power of the surviving entity, (b) the sale of all or substantially all of our assets, or (c) our liquidation or dissolution; or (2) a portion of the amount from proceeds of equity financings not tied to specific research and development activities that are part of a research or development collaboration, in which case, the lenders will receive an amount equal to 10% of proceeds above $5.0 million in cumulative gross proceeds until the milestone amount is paid in full. The milestone payment is payable in cash, except that if the milestone event is (2) above, we may elect to pay 75% of the milestone in shares of common stock at the per-share offering price. In 2011, $910,000 of milestone payments were paid to the lenders, 75% of which was paid in stock, and expensed. No amounts were recorded for the milestone in December 31, 2010 or 2009. We paid no interest during the three years ended December 31, 2011.

Collaborations and Revenue Recognition	12 Months Ended
Dec. 31, 2011
Background/Collaborations and Revenue Recognition [Abstract]
Collaborations and Revenue Recognition

E. Collaborations and Revenue Recognition

Pfizer

In December 2009, we entered into a collaboration with Pfizer Inc. (“Pfizer”) to develop and commercialize MultiStem to treat inflammatory bowel disease (“IBD”) for the worldwide market. Under the terms of the agreement, we received a non-refundable up-front license and technology access payment of $6.0 million from Pfizer and receive research funding and support. In addition, we are also eligible to receive milestone payments upon the successful achievement of certain development, regulatory and commercial milestones, for which we evaluated the nature of the events triggering these contingent payments and concluded that these events constituted substantive milestones that will be recognized as revenue in the period in which the underlying triggering event occurs. In concluding that each milestone is substantive, we considered factors such as whether the associated consideration fairly represents either the level of effort required to reach the milestone or the value added to the product based on the achievement of such milestone. No significant revenue for milestones was recognized in 2011, 2010 or 2009.

Pfizer pays us for manufacturing product for clinical development and commercialization purposes. Pfizer has responsibility for development, regulatory and commercialization and will pay us tiered royalties on worldwide commercial sales of MultiStem IBD products. Alternatively, in lieu of royalties and certain commercialization milestones, we may elect to co-develop with Pfizer and the parties will share development and commercialization expenses and profits/losses on an agreed basis beginning at Phase III clinical development.

We evaluated the facts and circumstances of the agreement and determined the Pfizer agreement had obligations constituting deliverables and concluded that it had multiple deliverables, including deliverables relating to the grant of a license and access to our technology, performance of research and development services, and performance of certain manufacturing services, and concluded that these deliverables should be combined into a single unit of accounting, and further concluded that our participation on a joint steering committee was primarily for governance—type activities and did not represent a substantive obligation or deliverable. We are recognizing the license and technology access fee and research and development funding ratably on a straight-line basis over the estimated performance period, which began in December 2009 and is estimated to be completed in 2012, and we are recognizing manufacturing revenue beginning upon the culmination of the earnings process and amortizing it over the remainder of the performance period of the bundled unit of accounting. The prepaid license and technology access fee and the prepaid research and development funding are recorded as deferred revenue and amortized on a straight-line basis over the performance period.

Angiotech

In November 2011, we reached an agreement with Angiotech Pharmaceuticals, Inc. (“Angiotech”) to terminate the collaboration agreement and license between the parties, reflecting a change in Angiotech’s business and financial strategy. As a result of the termination, we regained ownership of all rights for developing our stem cell technologies and products for cardiovascular disease indications such as acute myocardial infarction (“AMI”), and Angiotech no longer has any license rights with respect to our technologies. Angiotech made its final cost-sharing payment in 2011 in connection with collaboration activities and has no further obligations to us.

In the case of a new AMI collaboration, Angiotech will be entitled to a future payment from us equal to a percentage of cash license fee payments we receive within the first six months from a third-party related to such AMI collaboration, and is not entitled to other downstream payments. The future payment, if any, will be either (i) 25% of third-party license fees if an AMI collaboration is established prior to the initiation of enrollment in a Phase II AMI clinical trial and within 12 months of the termination agreement, or (ii) 15% of third-party license fees if an AMI collaboration is established after the initiation of enrollment in a Phase II AMI clinical trial, but before we have spent $5.0 million on the clinical trial, and within 24 months of the termination agreement, or (iii) 10% of third-party license fees up to a maximum of $5.0 million to Angiotech if an AMI collaboration is established after the initiation of enrollment in a Phase II AMI clinical trial, and after we have spent $5.0 million on the clinical trial, and within 36 months of the termination agreement.

Prior to the termination of the collaboration, our clinical costs were recorded net of Angiotech’s cost-share reimbursements, which amounted to $312,000, $628,000 and $847,000 in 2011, 2010 and 2009, respectively. The amount due from Angiotech was $0 and $106,000 at December 31, 2011 and 2010, respectively, and is disclosed separately on the balance sheet.

RTI Biologics, Inc.

In September 2010, we entered into an agreement with RTI Biologics, Inc. (“RTI”), a provider of orthopedic and other biologic implants, under which we provided RTI a license to our Multipotent Adult Progenitor Cell (“MAPC”) technologies to enable RTI to develop and commercialize MAPC technology-based biologic implants exclusively for certain orthopedic applications in the bone graft substitutes market. Under the terms of the agreement, we will receive a $5.0 million license fee in installments, of which $3.0 million is guaranteed and $2.0 million is contingent on future milestone events. The $3.0 million in guaranteed fees were received in 2010 and 2011. We are also eligible to receive milestone payments upon the successful achievement of certain development and commercial milestones, in addition to the $2.0 million contingent license fee payments. We evaluated the nature of the events triggering these contingent payments and concluded that these events are substantive and that revenue will be recognized in the period in which each underlying triggering event occurs. In addition, we will receive tiered royalties on worldwide commercial sales, if any, of implants using our technologies. No milestone or royalty revenue was recognized in 2011 or 2010.

We evaluated the facts and circumstances and determined the RTI agreement had obligations constituting deliverables and concluded that it has multiple deliverables, including deliverables relating to the grant of a license to our technology and performance of research and development services, and concluded that these deliverables should be combined into a single unit of accounting. We recognized the $3.0 million guaranteed license fee ratably on a straight-line basis over the estimated performance period, which began in September 2010 and was completed in the fourth quarter of 2011.

Capitalization And Warrant Liability	12 Months Ended
Dec. 31, 2011
Capitalization and Warrant Liability [Abstract]
Capitalization and Warrant Liability

F. Capitalization and Warrant Liability

Capitalization

At December 31, 2011, we had 100.0 million shares of common stock and 10.0 million shares of undesignated preferred stock authorized. No shares of preferred stock have been issued as of December 31, 2011.

The following shares of common stock were reserved for future issuance (in thousands):

	September 30,	September 30,
	December 31
	2011	2010
Stock-based compensation plans	5,500	4,500
Warrants to purchase common stock — 2007 offering	4,976	4,976
Warrants to purchase common stock — Lenders	149	149
Warrants to purchase common stock — 2011 offering	1,310	—

	11,935	9,625

In March 2012, we completed a private placement financing generating net proceeds of approximately $8.0 million through the issuance of 4,347,827 shares of common stock and five-year warrants to purchase 4,347,827 shares of common stock with an exercise price of $2.07 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase one share of common stock at an offering price of $2.07 per fixed combination. We intend to promptly file a resale registration statement with the SEC for 8,695,654 shares of common stock, which includes all shares of common stock issued in the equity offering and shares of common stock issuable upon exercise of the warrants issued in the offering. In connection with this offering, our former lenders were entitled to a milestone payment in the amount of $0.9 million, of which 75% was settled through the issuance of our common stock at $1.94 per share to the former lenders at our election.

In November 2011, we entered into an equity purchase agreement, which provides that Aspire Capital Fund, LLC (“Aspire Capital”) is committed to purchase up to an aggregate of $20.0 million of shares of our common stock over a two-year term, subject to our election to sell any such shares, and the terms and conditions set forth therein. Under the agreement, we have the right to sell shares, subject to certain volume limitations and a minimum floor price, at a modest discount to the prevailing market price. As part of the agreement, Aspire Capital made an initial investment of $1.0 million in us through the purchase of 666,667 shares of our common stock at $1.50 per share, and received 266,667 additional shares as compensation for its commitment. In connection with this initial investment, our former lenders were entitled to a milestone payment in the amount of $100,000, of which $25,000 was paid in cash and $75,000 was paid through the issuance of our common stock to the former lenders at our election at $1.50 per share in November 2011. In 2012, we sold an additional 200,000 shares to Aspire Capital at an average price of $1.85 per share and made milestone payments to our former lenders amounting to $37,000, of which $9,000 was paid in cash and $28,000 was paid through the issuance of our common stock to the former lenders at our election. In March 2012, in connection with the private placement financing, we agreed not to sell any shares of common stock, including to Aspire Capital, until the earlier of the 180th day after the closing date or the 30 th day after the resale registration statement covering the resale of the shares sold in the financing is declared effective.

In February 2011, we completed a registered direct offering with net proceeds of $11.8 million through the issuance of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination. In connection with this offering, our former lenders were entitled to a milestone payment under this obligation in the amount of $810,000, of which $202,500 was paid in cash and $607,500 was paid through the issuance of our common stock to the former lenders at $2.96 per share.

Warrant Liability

We account for common stock warrants as either liabilities or as equity instruments depending on the specific terms of the warrant agreement. Registered common stock warrants that could require cash settlement are accounted for as liabilities. We classify these warrant liabilities on the consolidated balance sheet as a non-current liability, which is revalued at fair value at each balance sheet date subsequent to the initial issuance. We use the Black-Scholes valuation model to value the warrant liability at its fair value. Changes in the fair market value of the warrant are reflected in the consolidated statement of operations as other income (expense).

The warrants we issued in the February 2011 registered direct offering contain a provision for net cash settlement in the event that there is a fundamental transaction (e.g., merger, sale of substantially all assets, tender offer, or share exchange). If a fundamental transaction occurs in which the consideration issued consists of all cash or stock in a non-public company, then the warrant holder has the option to receive cash equal to a Black Scholes value of the remaining unexercised portion of the warrant. As the warrant holder’s put option to settle in cash is not within our control in all circumstances, these warrants represent liabilities.

The warrants issued in February 2011 have been classified as liabilities, as opposed to equity, due to the potential cash settlement upon the occurrence of certain events as described above, and are recorded at their fair values at the date of issuance of $1,795,000 and $983,000 at December 31, 2011.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

G. Stock-Based Compensation

We have two incentive plans that authorized an aggregate of 5,500,000 shares of common stock for awards to employees, directors and consultants. These equity incentive plans authorize the issuance of equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other stock-based awards to qualified employees, directors and consultants.

As of December 31, 2011, a total of 962,174 shares were available for issuance under our equity compensation plans and options to purchase 4,538,901 shares of common stock were outstanding (including 39,300 of restricted stock units and certain assumed options from 2007 covering 1,075 shares). We recognized $552,000, $1,466,000 and $2,808,000 of stock-based compensation expense in 2011, 2010 and 2009, respectively, which included approximately $264,000 in 2009 related to a change in estimate of our forfeiture rate.

Stock Options

The weighted average fair value of options granted in 2011, 2010 and 2009 was $2.30, $2.22 and $2.04 per share, respectively. The total fair value of options vested during 2011, 2010 and 2009 was $570,000, $1,835,000 and $2,257,000, respectively. At December 31, 2011, total unrecognized estimated compensation cost related to unvested stock options was approximately $701,000, which is expected to be recognized by the end of 2015 using the straight-line method. The weighted average contractual life of unvested options at December 31, 2011 was 6.94 years. There is no aggregate intrinsic value of fully vested option shares and option shares expected to vest as of December 31, 2011 since the market value was less than the exercise price of the options at the end of the year.

A summary of our stock option activity and related information is as follows:

	September 30,	September 30,
	Number of Options	Weighted Average Exercise Price
Outstanding January 1, 2009	3,738,473	$5.07
Granted	272,000	3.17
Exercised	—	—
Forfeited / Terminated / Expired	(9,324)	8.26

Outstanding December 31, 2009	4,001,149	4.94
Granted	390,437	2.96
Exercised	—	—
Forfeited / Expired	(83,573)	6.39

Outstanding December 31, 2010	4,308,013	4.73
Granted	213,588	2.61
Exercised	—	—
Forfeited / Expired	(22,000)	3.46

Outstanding December 31, 2011	4,499,601	$4.63

Vested during 2011	269,909	$2.87
Vested and exercisable at December 31, 2011	4,182,010	$4.78

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31, 2011
	Options Outstanding			Options Vested and Exercisable
Exercise Price	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price

$1.23 – 2.96	632,526	6.06	$2.46	384,495	4.95	$2.41

$3.10 – 5.00	3,671,000	4.60	$4.90	3,601,440	4.61	$4.93

$5.28 – 7.80	195,000	5.17	$6.25	195,000	5.17	$6.25

$90.66	1,075	1.39	$90.66	1,075	1.39	$90.66

	4,499,601			4,182,010

Restricted Stock Units

A summary of our restricted stock unit activity and related information is as follows:

	September 30,	September 30,
	Number of Restricted Stock Units	Weighted Average Fair Value
Outstanding December 31, 2010	—	$—
Granted	39,300	2.69
Exercised	—	—
Forfeited / Expired	—	—

Outstanding December 31, 2011	39,300	$2.69

Vested during 2011	—	$—
Vested and exercisable at December 31, 2011	—	$—

The weighted average fair value of restricted stock units granted in 2011 was $2.69 per share. No restricted stock units vested during 2011. At December 31, 2011, total unrecognized estimated compensation cost related to unvested restricted stock units was approximately $90,000, which is expected to be recognized by the end of 2015 using the straight-line method.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

H. Income Taxes

We had net operating loss and research and development tax credit carryforwards of approximately $54,918,000 and $4,176,000, respectively, at December 31, 2011, and approximately $40,526,000 and $2,990,000, respectively at December 31, 2010. Such losses and credits may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2027 and 2031.

We have net operating loss carryforwards of approximately $7,162,000 (“Pre-Merger NOL”) that are limited for use under Section 382 of the Internal Revenue Code to an annual net operating loss carryforward of $464,000. The Pre-Merger NOL may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2012 and 2027.

Significant components of our deferred tax assets are as follows (in thousands):

	September 30,	September 30,
	December 31,
	2011	2010

Net operating loss carryforwards	$18,672	$13,779
Net operating loss carryforwards — Pre-Merger NOL	2,435	2,593
Research and development credit carryforwards	4,176	2,990
License fee	684	1,292
Compensation expense	2,828	2,715
Other	477	539

Total deferred tax assets	29,272	23,908
Valuation allowance for deferred tax assets	(29,272)	(23,908)

Net deferred tax assets	$—	$—

Because of our cumulative losses, the deferred tax assets have been fully offset by a valuation allowance. We have not paid income taxes for the three-year period ended December 31, 2011.

Profit Sharing Plan and 401(k) Plan	12 Months Ended
Dec. 31, 2011
Profit Sharing Plan and 401(k) Plan [Abstract]
Profit Sharing Plan and 401(k) Plan

I. Profit Sharing Plan and 401(k) Plan

We have a profit sharing and 401(k) plan that covers substantially all employees and allows for discretionary contributions by us. We began making employer contributions to this plan in 2011 for which the expense was approximately $88,000 in 2011, and zero in 2010 and 2009.

Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data (unaudited)

J. Quarterly Financial Data (unaudited)

The following table presents quarterly data for the years ended December 31, 2011 and 2010, in thousands, except per share data:

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year

Revenues	$2,990	$2,435	$2,354	$2,565	$10,344
Net loss	$(3,930)	$(3,223)	$(2,341)	$(4,252)	$(13,746)

Basic and diluted net loss per common share	$(0.18)	$(0.14)	$(0.10)	$(0.18)	$(0.59)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year

Revenues	$1,740	$1,871	$1,996	$3,332	$8,939
Net loss	$(2,561)	$(3,077)	$(3,688)	$(2,051)	$(11,377)

Basic and diluted net loss per common share	$(0.14)	$(0.16)	$(0.19)	$(0.11)	$(0.60)

Due to the effect of quarterly changes to outstanding shares of common stock and weightings, the annual loss per share will not necessarily equal the sum of the respective quarters.